SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

UST INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

A REMINDER

         We have previously sent you proxy soliciting material relative to the Annual Meeting of Stockholders to be held on May 7, 2002. According to our records, we have not as yet received your proxy.

         Since time is short and your vote is very important, we encourage you to vote as soon as possible using one of the three methods listed on the reverse side of this card. Your vote is very important whether your holding is large or small.

         Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

         Your cooperation is greatly appreciated.

PLEASE ACT PROMPTLY

DETACH HERE

*SECOND REQUEST*	PROXY	*SECOND REQUEST*

UST

ANNUAL MEETING OF STOCKHOLDERS — MAY 7, 2002

         The undersigned hereby appoints DEBRA A. BAKER and RICHARD H. VERHEIJ, or either of them, with full power of substitution, attorneys and proxies to vote all shares of Common Stock of UST Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Rich Forum, 307 Atlantic Street, Stamford, Connecticut, on Tuesday, the 7th day of May 2002, at 10:00 a.m., and at any and all adjournments thereof, on the matters listed on the reverse side which are set forth in the accompanying Proxy Statement.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Vote by Telephone

It’s fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-779-8683.

Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Call the toll-free number 1-877-779-8683. Stockholders residing outside the United States can call collect on a touch-tone phone 1-201-536-8073.

3.	Enter your Voter Control Number located on your Proxy Card above your name.

4.	Follow the recorded instructions and be prepared to furnish the social security/tax payer I.D. number linked to your account.

Your vote is important!
Call 1-877-779-8683 anytime!

Vote by Internet

It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card.

2.	Go to the Website http://www.eproxyvote.com/ust

3.	Enter your Voter Control Number located on your Proxy Card above your name.

4.	Follow the instructions provided and be prepared to furnish the social security/tax payer I.D. number linked to your account.

Your vote is important!
Go to http://www.eproxyvote.com/ust anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

DETACH HERE

Please mark votes as in this example

If no direction is given, this proxy card will be voted FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.	Election of Directors.
Nominees:
(01) J. P. Clancey, (02) E.J. Eisenman, (03) V.A. Gierer, Jr.
FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES

For all nominees except vote withheld from the following:

2.	To ratify and approve Ernst & Young LLP as independent auditors of the Company for the year 2002.

FOR	AGAINST	ABSTAIN

The Board of Directors recommends a vote AGAINST the following stockholder proposals 3 and 4.

3.	Stockholder Proposal.

FOR	AGAINST	ABSTAIN

4.	Stockholder Proposal.

FOR	AGAINST	ABSTAIN

And in their discretion, upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

MARK HERE IF YOU PLAN TO ATTEND THE MEETING

Please sign exactly as name appears hereon. If signing for trusts, estates or corporations, capacity or title should be stated. If shares are owned jointly, both owners must sign. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Signature:	Date:	Signature:	Date:

EMPLOYEES’ SAVINGS PLAN

A REMINDER

         You have previously received proxy soliciting material relative to the UST Annual Meeting of Stockholders to be held on May 7, 2002.

         According to our latest records, we have not yet received your instructions for the shares held on your behalf in the Savings Plan.

         The Plan provides that the Trustee, American Express Trust Company, must vote shares as to which it receives no instructions in the same proportion as instructed shares are voted. You are urged to vote promptly using one of the three methods listed on the reverse side of this card so that your shares may be voted according to your own instructions. Accordingly, your completed instructions must be received no later than May 3, 2002 in order for the Trustee to vote your shares. Your instructions are CONFIDENTIAL.

         Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

         Thank you for your cooperation.

PLEASE ACT PROMPTLY

DETACH HERE

*SECOND REQUEST*	*SECOND REQUEST*

UST

ANNUAL MEETING OF STOCKHOLDERS — MAY 7, 2002

EMPLOYEES’ SAVINGS PLAN

         The undersigned hereby directs American Express Trust Company as Trustee of the UST Inc. Employees’ Savings Plan to vote in person or by proxy all shares of Common Stock of UST Inc. allocated to the undersigned’s account at the Annual Meeting of Stockholders to be held at Rich Forum, 307 Atlantic Street, Stamford, Connecticut, on Tuesday, the 7th day of May 2002, at 10:00 a.m., and at any and all adjournments thereof, on the matters listed on the reverse side which are set forth in the accompanying Proxy Statement.

         This instruction card when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made on your signed Instruction Card, it will be voted FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Vote by Telephone

It’s fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-779-8683.

Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Instruction Card.

2.	Call the toll-free number 1-877-779-8683. Stockholders residing outside the United States can call collect on a touch-tone phone 1-201-536-8073.

3.	Enter your Voter Control Number located on your Instruction Card above your name.

4.	Follow the recorded instructions and be prepared to furnish the social security/tax payer I.D. number linked to your account.

Your vote is important!
Call 1-877-779-8683 anytime!

Vote by Internet

It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Instruction Card.

2.	Go to the Website http://www.eproxyvote.com/ust

3.	Enter your Voter Control Number located on your Instruction Card above your name.

4.	Follow the instructions provided and be prepared to furnish the social security/tax payer I.D. number linked to your account.

Your vote is important!
Go to http://www.eproxyvote.com/ust anytime!

Do not return your Instruction Card if you are voting by Telephone or Internet

DETACH HERE

Please mark votes as in this example

If no direction is given, this Instruction card will be voted FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.	Election of Directors.
Nominees:
(01) J. P. Clancey, (02) E.J. Eisenman, (03) V.A. Gierer, Jr.
FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES

For all nominees except vote withheld from the following:

2.	To ratify and approve Ernst & Young LLP as independent auditors of the Company for the year 2002.

FOR	AGAINST	ABSTAIN

The Board of Directors recommends a vote AGAINST the following stockholder proposals 3 and 4.

3.	Stockholder Proposal.

FOR	AGAINST	ABSTAIN

4.	Stockholder Proposal.

FOR	AGAINST	ABSTAIN

And in their discretion, upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Please sign exactly as name appears hereon. If signing for trusts, estates or corporations, capacity or title should be stated.

Signature:	Date: